UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 8, 2005
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                               MRU HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
                                -----------------
                 (State or Other Jurisdiction of Incorporation)

               000-33487                              33-0954381
        (Commission File Number)         (IRS Employer Identification No.)

              1114 Avenue of the Americas, New York, New York 10032
     -----------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (212) 754-0774
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              (Registrant's telephone number, including area code)


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On July 13, 2005, the Registrant announced the election of C. David Bushley as of July 8, 2005, as a member of the Board of Directors. Mr. Bushley is the National Compensation Practice Leader for the Financial Services Industry at Mellon Financial Corporation and was formerly on the Board of Directors at Education Lending Group, Inc. Prior to joining Mellon Financial Corp., Mr. Bushley served as the Senior Vice President and Chief Financial Officer of Amdura Corporation and as the Senior Vice President and the Chief Lending Officer for Mortgage Banking at the Dime Savings Bank. Prior to this, Mr. Bushley spent 9 years with Merrill Lynch & Co. where he held a variety of senior management positions, including the position of President of Merrill Lynch Mortgage Company.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     Exhibit No.        Exhibit
     -----------        -------
     99.1               Press Release dated July 13, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 MRU HOLDINGS, INC.



Date: July 14, 2005                              By: /s/ Edwin J. McGuinn, Jr.
                                                     ---------------------------
                                                 Name:  Edwin J. McGuinn, Jr.
                                                 Title: Chief Executive Officer

Exhibit Index

     Exhibit No.        Exhibit
     -----------        -------
     99.1               Press Release dated July 13, 2005